EXHIBIT 10.21
FIRST AMENDMENT
TO
FIRST LIEN CREDIT AGREEMENT
     FIRST AMENDMENT, dated as of May 24, 2007 (this “Amendment”), to the FIRST LIEN CREDIT AGREEMENT, dated as of December 9, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FGX INTERNATIONAL INC., a Delaware corporation (the “US Borrower”), FGX INTERNATIONAL LIMITED, a British Virgin Islands company and the parent of the US Borrower (the “BVI Borrower”, and together with the US Borrower, the “Borrowers” and, individually, each a “Borrower”), the Lenders parties thereto, J.P. MORGAN SECURITIES INC. and GE CAPITAL MARKETS, INC. as co-lead arrangers, GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent, and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Terms used herein but not defined shall have the meanings set forth in the Credit Agreement.
W I T N E S S E T H :
     WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement; and
     WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement on the terms set forth herein, and the Lenders are willing to agree to such amendments;
     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and in the Credit Agreement, the parties hereby agree as follows:
     1. Amendments to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Addendum,” “Issuing Bank,” “L/C Lender” and “Syndication Agent” in their entirety and substituting in lieu thereof the following definitions:
     “Addendum”: an instrument, substantially in the form of Exhibits H or J, by which a Lender becomes a party to this Agreement as of the Closing Date.
     “Issuing Bank”: Deutsche Bank Trust Company Americas, JPMorgan Chase Bank, N.A. or any other financial institution designated by the L/C Lender as the “Issuing Bank” hereunder.
     “L/C Lender”: Deutsche Bank Trust Company Americas or JPMorgan Chase Bank, N.A., as applicable, in its capacity as the party responsible for causing the issuance of Letters of Credit hereunder.
     “Syndication Agent”: From and after the First Amendment Effective Date (as defined in the First Amendment to this Agreement), the Syndication Agent will be Wachovia Bank, National Association.

     2. Amendments to Section 2.1 (First Lien Term Commitments) of the Credit Agreement. (a) Section 2.1 of the Credit Agreement is hereby amended by deleting the section in its entirety and substituting in lieu thereof the following:
     2.1 First Lien Term Commitments. (a) Subject to the terms and conditions hereof, each First Lien Term Lender severally agrees to make a first lien term loan (a “First Lien Term Loan”) to the US Borrower on the Closing Date in the amount of the First Lien Term Commitment of such Lender. The First Lien Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the US Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 4.3.
     (b) The US Borrower shall have the right at any time to borrow additional First Lien Term Loans (“Additional First Lien Term Loans”) of up to $20,000,000 in the aggregate at any one time from Lenders or one or more banks or other financial institutions or entities not parties to this Agreement, who, in each case, agree to make such Additional First Lien Term Loans following a request from the US Borrower to do so; provided, that the addition of any bank, financial institution or other entity pursuant to clause (a) above shall be subject to the consent of the Administrative Agent (which consent shall not be unreasonably withheld).
     (c) Any additional bank, financial institution or other entity which elects to become a Lender party to this Agreement and makes an Additional First Lien Term Loan, and any Lender which elects to make an Additional First Lien Term Loan, pursuant to clause (b) of this Section 2.1 above shall execute a joinder or increase agreement in substantially the form attached hereto as Exhibit J with the US Borrower and the Administrative Agent, whereupon such bank, financial institution or other entity shall become a First Lien Term Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement. The Agreement shall be deemed to be amended to add the name of such new Lender and to reflect the new Additional First Lien Term Loan of such new lender or increasing Lender, effective on the date specified in such agreement, and the borrowing of such Additional First Lien Term Loan.
     (d) The borrowing of any Additional First Lien Term Loans pursuant to this Section 2.1 shall be subject to the satisfaction of the following conditions precedent:
(1) no Default or Event of Default shall have occurred and be continuing on the effective date of such Additional First Lien Term Loans or after giving effect thereto;
(2) each of the representations and warranties made by the Borrowers in Section 5 shall be true and correct in all material respects on and as of such effective date with the same effect as if made on and as of the date of such Additional First Lien Term Loans, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects on and as of such earlier date;
(3) the Administrative Agent shall have received each of (A) a certificate of the corporate secretary or assistant secretary of the US Borrower as to the taking of any corporate action necessary in connection with such increase, (B) a certificate of good standing of the US Borrower from the Secretary of State of its state of incorporation, which certificate shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel, and (C) an opinion of counsel to the US Borrower as to its corporate power and authority to borrow hereunder after giving effect to such increase and such other matters relating thereto as the Administrative Agent and its counsel may reasonably request.
The borrowing of each Additional First Lien Term Loan pursuant to this Section 2.1 shall constitute a certification to the effect set forth in clauses (1) and (2) of this Section 2.1(d).
     (e) No Lender shall at any time be required to agree to a request of the Borrower to make any Additional First Lien Term Loan hereunder.
     (f) On the date of the making of any Additional First Lien Term Loans the Administrative Agent shall include such Additional First Lien Term Loans ratably in each outstanding Eurodollar Tranche of First Lien Term Loan and determine the Eurodollar Rate applicable to the portion of the Additional First Lien Term Loans allocated to such Eurodollar Tranche for the remaining portion of the Interest Period applicable thereto, to the extent possible in accordance with the definitions of “Eurodollar Base Rate” and “Eurodollar Rate” in Section 1.1, which rate shall be applicable to such portion of the Additional First Lien Term Loans for such period, notwithstanding any provision hereof to the contrary. Any Additional Term Loans made on any date shall be repayable in installments on the same installment dates as the other First Lien Term Loans on a basis ratable with the installment payments due on such other First Lien Term Loans on such installment dates, and Section 2.3 shall be deemed amended to increase the principal amount payable on each subsequent installment date to provide for such ratable repayment of such Additional First Lien Term Loans; provided that in no event shall the amount of the installment payments on such then First Lien Term Loans be reduced. From and after the making of any Additional First Lien Term Loans, such Additional First Lien Term Loans shall be treated and be deemed to be First Lien Term Loans except as provided in this Section 2.1(f) with respect to the calculation of the Eurodollar Base Rate as applicable thereto for the first Interest Periods applicable thereto.
     3. Amendments to Section 3.3 (Commitment Fees, etc) of the Credit Agreement. Section 3.3 of the Credit Agreement is hereby amended by deleting subsection (b) in its entirety and substituting in lieu thereof the following subsections (c) and (d):
     (c) The Borrowers jointly and severally agree to pay the Administrative Agent the fees in the amounts and on the dates previously agreed to in writing by the Borrowers and the Administrative Agent by letter dated May 24, 2007.
     (d) The Borrowers jointly and severally agree to pay the Collateral Agent the fees in the amounts and on the dates previously agreed to in writing by the Borrowers and the Collateral Agent by letter dated May 24, 2007.
     4. Amendments to Section 8.1. (a) Section 8.1(a) of the Credit Agreement is hereby amended by deleting the portion of the table contained therein covering the periods indicated below and substituting in lieu thereof the following:

Consolidated
Fiscal Quarter	Leverage Ratio
June 30, 2007	4.50 to 1.00
September 30, 2007	4.50 to 1.00
December 31, 2007	4.50 to 1.00
March 31, 2008	4.00 to 1.00
June 30, 2008	3.75 to 1.00
     (b) Section 8.1(b) of the Credit Agreement is hereby amended by deleting the portion of the table contained therein covering the periods indicated below and substituting in lieu thereof the following:

Consolidated
Fiscal Quarter	First Lien Leverage Ratio
June 30, 2007	3.50 to 1.00
September 30, 2007	3.50 to 1.00
December 31, 2007	3.50 to 1.00
March 31, 2008	3.00 to 1.00
June 30, 2008	3.00 to 1.00
     5. Addition of Joinder/Increase Agreement. The Credit Agreement is hereby amended to include the Joinder/Increase Agreement as set forth in Exhibit J attached hereto.
     6. Conditions to Effectiveness. This Amendment shall be effective on the date upon which each of the following conditions precedent have been satisfied (the “First Amendment Effective Date”):
(1) this Amendment shall have been executed and delivered by the Borrowers, JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas and the Required Lenders;
(2) the First Amendment to the Second Lien Credit Agreement shall have been executed and delivered by the Borrowers, JPMorgan Chase Bank,

N.A., Deutsche Bank Trust Company Americas and the required lenders under the Second Lien Credit Agreement;
(3) one or more Lenders, together with one or more banks or other financial institutions or entities not parties to this Amendment, shall have committed to make Additional First Lien Term Loans in the aggregate amount of $20,000,000; and
(4) the Administrative Agent shall have received an amendment fee for the account of each Lender that has executed and delivered or otherwise consented to this Amendment on or prior to 5:00 p.m. New York City time, on May 24, 2007, in an amount equal to 0.10% of the sum of the Term Loans and Revolving Commitments of such lender thereunder. The amendment fees are due and payable simultaneously with the funding of the Additional First Lien Term Loans, which shall occur after all other conditions to the effectiveness of this Amendment (other than the payment of the fees hereunder) are satisfied.
     7. Amendments to Section 8.7 (Capital Expenditures). (a) Section 8.7of the Credit Agreement is hereby amended by deleting the portion of the table contained therein covering the periods indicated below and substituting in lieu thereof the following:

Fiscal Year	Amount
2007	$22,000,000
2008 through 2012	$20,000,000
     8. Amendments to Section 10.11 (The Syndication Agent) of the Credit Agreement. Section 10.11 of the Credit Agreement is hereby amended by deleting the section in its entirety and substituting in lieu thereof the following:
     10.11 The Syndication Agent. Except as expressly set forth herein, the Syndication Agent shall not have any obligations or liabilities hereunder and the rights of the Syndication Agent under the Agreement shall terminate in the event Wachovia Bank, National Association ceases to be a Lender hereunder.
     9. Replacement of Administrative Agent. (a) JPMorgan Chase Bank, N.A. hereby resigns as Administrative Agent under the First Lien Credit Agreement and the other First Lien Loan Documents, effective on June 19, 2007.
          (b) The Borrowers agree to pay JPMorgan Chase Bank, N.A. on June 19, 2007 all fees and interest accrued and unpaid on the outstanding Commitments, Loans and Letters of Credit, as of such date for the benefit of the Lenders (whether or not such fees and interest are then due and payable by the terms of the First Lien Credit Agreement and without prejudice to payment obligations with respect to fees and interest accruing after June 19, 2007, including any such payment obligations on June 30, 2007).
          (c) Deutsche Bank Trust Company Americas hereby agrees to become the successor Administrative Agent, effective June 19, 2007. In its capacity as Administrative Agent, Deutsche Bank Trust Company Americas shall have the following address for notice and other communications under the First Lien Loan Documents:
Attention: Scottye Lindsey
Deutsche Bank Trust Company Americas
60 Wall Street
MS NYC60-0208
New York, NY 10005
          (d) Each Lender party to this Amendment and the Borrowers hereby (i) acknowledge the resignation of JPMorgan Chase Bank, N.A. as Administrative Agent and that the provisions of Section 10 of the First Lien Credit Agreement continue to inure to its benefit as to any actions taken or omitted to be taken while it was Administrative Agent, (ii) waive any further notice requirement otherwise applicable to such resignation pursuant to Section 10.9 of the First Lien Credit Agreement or otherwise, (iii) appoint and consent to the appointment of Deutsche Bank Trust Company Americas as the successor Administrative Agent, effective upon the First Amendment Effective Date, and (iv) agree and confirm that the provisions of Sections 10 and 11.5 of the First Lien Credit Agreement inure to the benefit of Deutsche Bank Trust Company Americas on actions as Administrative Agent from and after its appointment as Administrative Agent. The fees payable to Deutsche Bank Trust Company Americas for acting as Administrative Agent, as provided in Section 3.3(b) of the Credit Agreement, shall be as separately agreed between it and the Borrower.
          (e) JPMorgan Chase Bank, N.A. shall from time to time, do all such things as Deutsche Bank Trust Company Americas, as the successor Administrative Agent, may reasonably require or consider desirable to enable it to replace JPMorgan Chase Bank, N.A. in the role of Administrative Agent and to that intent JPMorgan Chase Bank, N.A. shall execute all such instruments, deeds and agreements, obtain all consents, approvals and other authorizations necessary and shall give all such notices and directions as Deutsche Bank Trust Company Americas may consider expedient.
     10. First Lien Collateral Agent. If JPMorgan Chase Bank, N.A. elects to resign as First Lien Collateral Agent as permitted in Section 10.13 and appoints Deutsche Bank Trust Company Americas as successor First Lien Collateral Agent, Deutsche Bank Trust Company Americas agrees to accept such appointment. Each Lender party to this Amendment and the Borrowers hereby consent to such appointment and waive any requirement of notice by JPMorgan Chase Bank, N.A. of any such resignation.
     11. Consent to Amendment of the Second Lien Credit Agreement. The Lenders party to this Amendment hereby consent to the execution and delivery to the parties thereto of the First Amendment, dated as of the date hereof, to the Second Lien Credit Agreement.

     12. Continuing Effect of the Credit Agreement. This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.
     13. Representations and Warranties. To induce the Lenders, the Administrative Agent and Deutsche Bank Trust Company Americas, as successor Administrative Agent, to enter into this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent, Deutsche Bank Trust Company Americas, as successor Administrative Agent, and all of the Lenders as of the First Amendment Effective Date (after giving effect to this Amendment) that:
          (a) The representations and warranties made by each Borrower in and pursuant to the Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date, after giving effect to this Amendment, as if made on and as of the First Amendment Effective Date, provided that, any representation or warranty made as of a specified date need only be true and correct in all material respects as of such specified date.
          (b) No Default or Event of Default shall have occurred and be continuing.
     14. Counterparts. This Amendment may be executed in counterparts (including counterparts by facsimile), and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.
     15. GOVERNING LAW. THE AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

FGX INTERNATIONAL INC., as a Borrower
By:	/s/ Alec Taylor
	Name:	Alec Taylor
	Title:	CEO

FGX INTERNATIONAL LIMITED, as a Borrower
By:	/s/ Alec Taylor
	Name:	Alec Taylor
	Title:	CEO

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By:	/s/ Kathryn A. Duncan
	Name:	Kathryn A. Duncan
	Title:	Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent and as a Lender
By:	/s/ James R. Persico
	Name:	James R. Persico
	Title:	Duly Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Successor Administrative Agent and as a Lender
By:	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

By:	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark S. Supple
	Name:	Mark S. Supple
	Title:	Vice President

Wachovia Bank, National Association, as a Lender
By:	/s/ John Trainor
	Name:	John Trainor
	Title:	Director

Pacifica CDO V, Ltd., as a Lender
By:	/s/ Amy Adler
	Name:	Amy Adler
	Title:	Vice President

AVENUE CLO FUND, LIMITED

Name of Lender

By:	/s/ Richard D’Addario
	Name:	RICHARD D’ADDARIO
	Title:	SENIOR PORTFOLIO MANAGER

AVENUE CLO II, LIMITED
Name of Lender

By:	/s/ Richard D’Addario
	Name:	RICHARD D’ADDARIO
	Title:	SENIOR PORTFOLIO MANAGER

AVENUE CLO III, LIMITED
Name of Lender

By:	/s/ Richard D’Addario
	Name:	RICHARD D’ADDARIO
	Title:	SENIOR PORTFOLIO MANAGER

Grand Central Asset Trust, CYP Series, as a Lender
By:	/s/ Jason Muelver
	Name:	Jason Muelver
	Title:	Attorney-in-fact

Canadian Imperial Bank of Commerce, as a Lender
By:	/s/ John O’Dowd
	Name:	John O’Dowd
	Title:	Authorized Signatory

Canyon Capital CLO 2004-1, Ltd. and Canyon Capital CLO 2006-1, Ltd., as a Lender
By:	/s/ Dominique Mielle
	Name:	Dominique Mielle
	Title:	Authorized Signatory

By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

Evergreen CBNA Loan Funding, LLC, as a Lender
By:	/s/ Jason Muelver
	Name:	Jason Muelver
	Title:	Attorney-in-fact

GOF Loan Funding LLC, as a Lender
By:	/s/ Jeff Parkinson
	Name:	Jeff Parkinson
	Title:	Attorney-in-fact

KC CLO II PLC, as a Lender
By:	/s/ Melanie Harries
	Name:	Melanie Harries
	Title:	Assistant Vice President Operations

By:	/s/ Irina Borisova
	Name:	Irina Borisova
	Title:	Vice President

Atrium III, as a Lender
By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

Atrium V, as a Lender
By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

Madison Park Funding II, Ltd., as a Lender
By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

Madison Park Funding III, Ltd., as a Lender
By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

Cypress Tree CLAIF Funding LLC, as a Lender
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

Hewett’s Island CDO, Ltd.
By: CypressTree Investment Management Company, Inc.,
as Portfolio Manager.

By:	/s/ Preston I. Carnes
	Name:	Preston I. Carnes
	Title:	Managing Director

Hewett’s Island CLO II, Ltd.,
By: CypressTree Investment Management Company, Inc.,
as Portfolio Manager

By:	/s/ Preston I. Carnes
	Name:	Preston I. Carnes
	Title:	Managing Director

Hewett’s Island CLO III, Ltd.,
By: CypressTree Investment Management Company, Inc.,
as Portfolio Manager

By:	/s/ Preston I. Carnes
	Name:	Preston I. Carnes
	Title:	Managing Director

Hewett’s Island CLO IV, Ltd.
By: CypressTree Investment Management Company, Inc.,
as Portfolio Manager

By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

Hewett’s Island CLO IV, Ltd.,
By: CypressTree Investment Management Company, Inc.,
as Portfolio Manager

By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

Hewett’s Island CLO V, Ltd.

By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Robert Weeden

Name: Robert Weeden
Title: Managing Director

Hewett’s Island CLO VI, Ltd.,
By: CypressTree Investment Management Company, Inc.,
as Portfolio Manager

By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

INVESTORS BANK & TRUST COMPANY AS SUB-CUSTODIAN AGENT OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By:	/s/ Martha Hadeler
	Name:	Martha Hadeler
	Title:	Managing Director

By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO III, LTD., or an affiliate

By:	/s/ N. Kouba
	Name:	Nicole D. Kouba
	Title:	Vice President

Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO IV, LTD., or an affiliate

By:	/s/ N. Kouba
	Name:	Nicole D. Kouba
	Title:	Vice President

Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO V, LTD., or an affiliate

By:	/s/ N. Kouba
	Name:	Nicole D. Kouba
	Title:	Vice President

Denali Capital LLC, managing member of
DC Funding Partners, LLC, portfolio manager for
DENALI CAPITAL CLO VI, LTD., or an affiliate

By:	/s/ N. Kouba
	Name:	Nicole D. Kouba
	Title:	Vice President

Denali Capital LLC, managing member of
DC Funding Partners, LLC, portfolio manager for
DENALI CAPITAL CLO VII, LTD., or an affiliate

By:	/s/ N. Kouba
	Name:	Nicole D. Kouba
	Title:	Vice President

Eaton Vance Floating-Rate Income Trust

By:	Eaton Vance Management as Investment Advisor as a Lender

By:	/s/ Payson F. Swaffield
	Name:	Payson F. Swaffield
	Title:	Vice President

Eaton Vance Institutional Senior Loan Fund
By: Eaton Vance Management
as Investment Advisor
as a Lender

By:	/s/ Payson F. Swaffield
	Name:	Payson F. Swaffield
	Title:	Vice President

Eaton Vance Senior Floating-Rate Trust
By: Eaton Vance Management
as Investment Advisor
as a Lender

By:	/s/ Payson F. Swaffield
	Name:	Payson F. Swaffield
	Title:	Vice President

Eaton Vance Senior Income Trust,
By: Eaton Vance Management
as Investment Advisor
as a Lender

By:	/s/ Payson F. Swaffield
	Name:	Payson F. Swaffield
	Title:	Vice President

Grayson & Co,
By: Boston Management and Research
       as Investment Advisor
       as a Lender

By:	/s/ Payson F. Swaffield
	Name:	Payson F. Swaffield
	Title:	Vice President

Avery Street CLO, Ltd., as a Lender
By:	/s/ R. Ian O’Keeffe
	Name:	R. Ian O’Keeffe
	Title:	Authorized Signatory

Feingold O’Keeffe Credit Fund CBNA Loan Funding LLC, as a Lender
By:	/s/ Jeff Parkinson
	Name:	Jeff Parkinson
	Title:	Attorney-in-fact

LATITUDE CLO I, LTD as a Lender
By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

LATITUDE CLO II, LTD as a Lender
By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

GANNETT PEAK CLO I, LTD.,
as a Lender
By: McDonnell Investment Management, LLC,
       as Investment Manager
       as a Lender

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

MCDONNELL LOAN OPPORTUNITY LTD.
By: McDonnell Investment Management, LLC,
      as Investment Manager
      as a Lender

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

WIND RIVER CLO I LTD.
By: McDonnell Investment Management, LLC, as Manager
       as a Lender

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

WIND RIVER CLO II-TATE INVESTORS, LTD.
By: McDonnell Investment Management, LLC, as Manager
       as a Lender

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

Venture CDO 2002, Limited,
By its investment advisor,
MJX Asset Management LLC,
as a Lender

By:	/s/ Atha Baugh
Name:
Title:

Venture II CDO 2002, Limited
By its investment advisor
MJX Asset Management LLC
as a Lender

By:	/s/ Atha Baugh
Name:
Title:

Venture III CDO Limited,
By its investment advisor,
MJX Asset Management LLC,
as a Lender

By:	/s/ Atha Baugh
Name:
Title:

Venture IV CDO Limited,
By its investment advisor
MJX Asset Management LLC,
as a Lender

By:	/s/ Atha Baugh
Name:
Title:

Venture V CDO Limited,
By its investment advisor
MJX Asset Management LLC,
as a Lender

By:	/s/ Atha Baugh
Name:
Title:

Vista Leveraged Income Fund,
as a Lender
By: MJX Asset Management LLC, as its Investment Advisor

By:	/s/ Atha Baugh
Name:
Title:

HarbourView CLO IV, Ltd., as a Lender
By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	Manager

HarbourView CLO 2006-1, Ltd., as a Lender
By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	Manager

Oppenheimer Senior Floating Rate Fund, as a Lender
By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	Manager

Stanfield Arbitrage CDO, Ltd.
By: Stanfield Capital Partners LLC
as its Collateral Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

Stanfield Carrera CLO, Ltd.
By: Stanfield Capital Partners LLC
as its Asset Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

Stanfield Daytona CLO, Ltd.
By: Stanfield Capital Partners LLC
as its Collateral Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

Granite Ventures I Ltd.,
By: Stone Tower Debt Advisors LLC
as its Collateral Manager
as a Lender

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Granite Ventures II Ltd.
By: Stone Tower Debt Advisors LLC
as its Collateral Manager
as a Lender

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Granite Ventures III Ltd.
By: Stone Tower Debt Advisors LLC
As its Collateral Manager
as a Lender

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Stone Tower CDO Ltd.
By: Stone Tower Debt Advisors LLC
As its Collateral Manager
as a Lender

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Stone Tower CDO II Ltd.
By: Stone Tower Debt Advisors LLC
As its Collateral Manager
as a Lender

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Stone Tower CLO II Ltd.
By: Stone Tower Debt Advisors LLC
As its Collateral Manager
as a Lender

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Stone Tower CLO III Ltd.
By: Stone Tower Debt Advisors LLC
As its Collateral Manager
as a Lender

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Stone Tower CLO IV Ltd.
By: Stone Tower Debt Advisors LLC
As its Collateral Manager
as a Lender

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Stone Tower CLO V Ltd.
By: Stone Tower Debt Advisors LLC
As its Collateral Manager
as a Lender

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Stone Tower CLO VI Ltd.
By: Stone Tower Debt Advisors LLC
As its Collateral Manager
as a Lender

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Stone Tower Credit Funding I Ltd.
By: Stone Tower Fund Management LLC
As its Collateral Manager
as a Lender

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Nuveen Floating Rate Income Opportunity Fund,
By: Symphony Asset Management LLC
as a Lender

By:	/s/ Gunther Stein
	Name:	Gunther Stein
	Title:	Director of Fixed Income Strategies

Symphony CLO I,
By: Symphony Asset Management LLC
as a Lender

By:	/s/ Gunther Stein
	Name:	Gunther Stein
	Title:	Director of Fixed Income Strategies

Symphony CLO II,
By: Symphony Asset Management LLC
as a Lender

By:	/s/ Gunther Stein
	Name:	Gunther Stein
	Title:	Director of Fixed Income Strategies

Faber SPIRET Loan Trust,
By: Wilmington Trust Company
not in its individual capacity but
solely as trustee
as a Lender

By:	/s/ Jeanne M. Oller
	Name:	Jeanne M. Oller
	Title:	Senior Financial Services Officer

White Horse I, Ltd.,
By: White Horse Capital Partners, L.P.
as Collateral Manager.
as a Lender

By:	/s/ Ethan M. Underwood, CFA
	Name:	Ethan M. Underwood, CFA
	Title:	Portfolio Manager

White Horse II, Ltd.,
By: White Horse Capital Partners, L.P.
as Collateral Manager
as a Lender

By:	/s/ Ethan M. Underwood, CFA
	Name:	Ethan M. Underwood, CFA
	Title:	Portfolio Manager

White Horse III, Ltd.,
By: White Horse Capital Partners, L.P.
as Collateral Manager
as a Lender

By:	/s/ Ethan M. Underwood, CFA
	Name:	Ethan M. Underwood, CFA
	Title:	Portfolio Manager